Exhibit 10.46

THIRD AMENDMENT TO LEASE AGREEMENT

This Amendment to Lease Agreement (this "Third Amendment") is made and entered into as of the 9th day of November, 2021, by and between 300 ROUSE BOULEVARD, LLC, a Delaware limited liability company ("Landlord"), and IOVANCE BIOTHERAPEUTICS, INC., a Delaware corporation ("Tenant").

RECITALS

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated May 28, 2019, as amended by that certain First Amendment to Lease Agreement dated August 20, 2019, and that certain Second Amendment to Lease Agreement dated June 20, 2020 (as so amended, the "Lease") covering approximately 135,814 rentable square feet in the Building located at 300 Rouse Boulevard, Navy Yard, Philadelphia, Pennsylvania, as more particularly described in the Lease (the "Premises");

WHEREAS, Landlord acquired the Land (as defined in the Lease) pursuant to that certain Agreement of Sale and Purchase dated August 9, 2019, between the Philadelphia Authority for Industrial Development ("PAID"), as seller, and Landlord, as purchaser (as amended, the "Agreement of Sale"). In accordance with the requirements of the Agreement of Sale, Landlord has subdivided the Property into two parcels as follows: (i) the Retained Parcel described on Exhibit A attached hereto, which has been retained by Landlord and contains the Building and the Premises (each as defined in the Lease), and (ii) the "Reconveyance Parcel" described on Exhibit B attached hereto, which has been conveyed to PAID in accordance with the Agreement of Sale;

WHEREAS, the Reconveyance Parcel was conveyed to PAID (the "Reconveyance") subject to a recorded Declaration of Easements with Covenants, Conditions and Restrictions in the form contemplated under the Agreement of Sale (the "Easement Agreement") which, among other things, provides for parking in favor of the Premises on the Reconveyance Parcel;

WHEREAS, Tenant has certain rights under the Lease with respect to the Property, including, without limitation, the right to purchase the Property pursuant to the Right of First Offer to Purchase set forth in Section 30 of the Lease and the Option to Purchase the Property set forth in Section 31 of the Lease; and

WHEREAS, Landlord and Tenant now desire to amend the Lease to, among other things, make clear that the definition of "Land" in the Lease (and, correspondingly, the definition of "Property" in the Lease), means only the Retained Parcel.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree to amend the Lease as follows:

1.Recitals; Defined Terms. The recitals set forth above are incorporated herein by this reference. All capitalized terms used herein without definition shall have the respective meanings ascribed to such terms in the Lease.

2.Amendment to Section l(a). Section 1(a) of the Lease is hereby amended such that the definition of "Land" as used in the Lease shall mean the Retained Parcel, together with all rights and appurtenances thereto including, without limitation, all rights and privileges in favor of the Retained Parcel set forth in the Easement Agreement. For the avoidance of doubt, the Land shall not include the Reconveyance Parcel. The parties acknowledge and agree that Sections 30 and 31 of the Lease do not apply to the Reconveynace and the Reconveyance does not diminish Tenant's rights under the Lease, as hereby amended, including, without limitation, Tenant's rights under Sections 29, 30 and 31.

3.Deletion of Key Man Provision. Section 39 of the Lease is hereby deleted in its entirety. The parties acknowledge and agree that Sections 30 and 31 of the Lease do not apply to the transfer of GDP's interest in Landlord to an Affiliate of Landlord and the removal of Gattuso as an indirect managing member of Landlord (the "GDP Buy-Out") and the GDP Buy-Out does not diminish Tenant's rights under the Lease, as hereby amended, including, without limitation, Tenant's rights under Sections 29, 30 and 31.

4.Addresses for Notices. Landlord's address for notice purposes listed in Section 1(r) is hereby amended as follows:

Landlord:	300 Rouse Boulevard, LLC, c/o Ensemble Investments, LLC

444 West Ocean Blvd, Suite 650 Long Beach, CA 90802

Attn: Kambiz Babaoff

with a copy to:300 Rouse Boulevard, LLC

c/o Ensemble Investments, LLC 150 Rouse Boulevard, Suite 100 Philadelphia, Pennsylvania,

Attn: Senior Vice President, Development - East

5.Ratification of Certain Remedies. Section 22 of the Lease provides, under certain circumstances, for the remedy of confession of judgment against the Tenant for ejectment. In order to confirm and ratify such remedy, Tenant restates the same in its entirety as follows:

(a)WHEN THIS LEASE AND THE TERM OR ANY EXTENSION THEREOF SHALL HAVE BEEN TERMINATED ON ACCOUNT OF ANY DEFAULT BY TENANT, OR WHEN THE TERM OR ANY EXTENSION THEREOF SHALL HAVE EXPIRED, TENANT HEREBY AUTHORIZES ANY ATTORNEY OF ANY COURT OF RECORD OF THE COMMONWEALTH OF PENNSYLVANIA TO APPEAR FOR TENANT AND FOR ANYONE CLAIMING BY, THROUGH OR UNDER TENANT AND TO CONFESS JUDGMENT AGAINST ALL SUCH PARTIES, AND IN FAVOR OF LANDLORD, IN EJECTMENT AND FOR THE RECOVERY OF POSSESSION OF THE PREMISES, FOR WHICH THIS LEASE OR A TRUE AND CORRECT COPY HEREOF SHALL BE GOOD AND SUFFICIENT

WARRANT. AFTER THE ENTRY OF ANY SUCH JUDGMENT A WRIT OF POSSESSION MAY BE ISSUED THEREON WITHOUT FURTHER NOTICE TO TENANT AND WITHOUT A HEARING. IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED IT SHALL BE DETERMINED AND POSSESSION OF THE PREMISES REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT FOR THE SAME DEFAULT AND UPON ANY SUBSEQUENT DEFAULT(S) OR UPON THE TERMINATION OF THIS LEASE OR TENANT'S RIGHT OF POSSESSION AS HEREIN SET FORTH, TO AGAIN CONFESS JUDGMENT AS HEREIN PROVIDED, FOR WHICH THIS LEASE OR A TRUE AND CORRECT COPY HEREOF SHALL BE GOOD AND SUFFICIENT WARRANT.

Initials on behalf of Tenant:   FV

(b)THE WARRANT TO CONFESS JUDGMENT SET FORTH ABOVE SHALL CONTINUE IN FULL FORCE AND EFFECT AND BE UNAFFECTED BY AMENDMENTS TO THIS LEASE OR OTHER AGREEMENTS BETWEEN LANDLORD AND TENANT EVEN IF ANY SUCH AMENDMENTS OR OTHER AGREEMENTS INCREASE TENANT'S OBLIGATIONS OR EXPAND THE SIZE OF THE PREMISES.

(c)TENANT EXPRESSLY AND ABSOLUTELY KNOWINGLY WAIVES AND RELEASES (i) ANY RIGHT, INCLUDING, WITHOUT LIMITATION, UNDER ANY APPLICABLE STATUTE, WHICH TENANT MAY HAVE TO RECEIVE A NOTICE TO QUIT PRIOR TO LANDLORD COMMENCING AN ACTION FOR REPOSSESSION OF THE PREMISES AND (ii) ANY RIGHT WHICH TENANT MAY HAVE TO NOTICE AND TO HEARING PRIOR TO A LEVY UPON OR ATTACHMENT OF TENANT'S PROPERTY OR THEREAFTER AND (iii) ANY PROCEDURAL ERRORS IN CONNECTION WITH THE ENTRY OF ANY SUCH JUDGMENT OR IN THE ISSUANCE OF ANY ONE OR MORE WRITS OF POSSESSION OR EXECUTION OR GARNISHMENT THEREON.

Initials on behalf of Tenant:   FV

6.Confirmation. Landlord and Tenant hereby confirm and agree that:

(a)The Lease is in full force and effect and has not been modified, supplemented or amended in any way, except pursuant to this Third Amendment. The Lease, as amended by this Third Amendment, represents the entire agreement between Landlord and Tenant respecting the Premises.

(b)All covenants and conditions required to be performed by Landlord under the Lease prior to the date of this Third Amendment have been satisfied. Landlord is not in default in the performance of any covenant, agreement or condition contained in the Lease, and Tenant has no set off, counterclaim, recoupment or defense with respect to any of its obligations under the Lease.

(c)All covenants and conditions required to be performed by Tenant under the Lease prior to the date of this Third Amendment have been satisfied. Tenant is not in default in the performance of any covenant, agreement or condition contained in the Lease, and Landlord has no set off, counterclaim, recoupment or defense with respect to any of its obligations under the Lease.

(d)Tenant has subleased the Premises to Iovance Biotherapeutics Manufacturing, LLC, its direct affiliate, pursuant to a sublease dated December 14, 2020 ("Affiliate Sublease"). Tenant plans to sublease a 300+/- sf portion of the Premises to Cardinal Health, Inc or its affiliate (the "Cardinal Sublease"), and in connection therewith, if Tenant determines to proceed with the Cardinal Sublease, Tenant and Iovance Biotherapeutics Manufacturing, LLC shall amend the Affiliate Sublease to exclude from the space sublet thereunder the space to be sublet pursuant to the Cardinal Sublease. Landlord has previously approved the Affiliate Sublease, and Landlord approves the Cardinal Sublease, if executed, and Landlord confirms that Tenant remains the sole "Tenant" under the Lease and neither sublease diminishes Tenant's rights under the Lease, as hereby amended, including, without limitation, Tenant's rights under Sections 29, 30 and 31.

7.Miscellaneous.

(a)Except as specifically modified by this Third Amendment, all of the provisions of the Lease are confirmed to be and shall remain in full force and effect. In the event of any conflict or inconsistency between the terms and provisions of the Lease and the terms and provisions of this Third Amendment, the terms and provisions of this Third Amendment shall govern and control.

(b)The headings set forth herein are for convenience of reference only and shall not be deemed to impair, enlarge or otherwise affect the substantive meaning of any provision to which such heading may relate.

(c)This Third Amendment may be executed in multiple counterparts, each one of which shall be deemed an original but all of which, taken collectively, shall be deemed a single instrument; The parties hereby acknowledge and agree that electronic signatures or signatures transmitted by electronic mail in "pdf" format shall be legal and binding and shall have the same full force and effect as if an original of this Amendment had been delivered.

(d)This Third Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

(e)This Third Amendment shall be binding upon and shall inure to the benefit of Landlord and Tenant and their respective successors and assigns.

(f)The submission of this instrument to Tenant for review and examination does not constitute an offer by Landlord or reservation of space in the Building for Tenant. This instrument shall not become effective, nor shall Landlord have any obligation hereunder, unless and until this instrument has been executed by Landlord and delivered to Tenant.

[SIGNATURES APPEAR ON THE NEXT PAGE]

IN WITNESS WHEREOF, this Third Amendment to Lease is executed as of the day and year set forth above.

LANDLORD

300 ROUSE BOULEVARD, LLC,

a Delaware limited liability company

By: 300 Rouse Member, LLC, its sole member

By: /s/ Kam Babaoff

Name: Kam Babaoff

Title: Authorized Signatory

TENANT

IOVANCE BIOTHERAPEUTICS, INC.,

a Delaware corporation

By: /s/ Frederick G. Vogt

Name: Frederick G. Vogt

Title: Interim CEO, President and General Counsel

[Signature Page to Amendment of Lease]

EXHIBIT A

"Retained Parcel"

300 ROUSE BOULEVARD

PHILADELPHIA NAVY SHIPYARD
CITY AND COUNTY OF PHILADELPHIA, PA

ALL THAT CERTAIN tract or parcel of land situate in The City and County of Philadelphia, Commonwealth of Pennsylvania, as described in a plan entitled "Subdivision Plan, 300 Rouse Boulevard ", prepared by SAS-Geospatial, for OPA #78-8043300, dated 5/29/19 and last revised 8/28/19 and more particularly described as follows and to wit:

COMMENCING, for said Parcel 7SS, at a point on the Southwesterly side of Rouse Boulevard, (of variable width, existing easement, not on city plan, not legally open, referred to as Easement "F" on reference plan 3) and corner to the Southeasterly line of Normandy Place (85' wide, existing easement, not on city plan, not legally open, referred to as Easement "E" on reference plan 3), said point being measured the following twelve (11) courses, (course A through course K), from a point at the intersection of the Easterly right-of-way line of Broad Street (legally open, on city plan, variable width) and the Southerly right-of-way line of Pattison Avenue (legally open, on city plan, 120 feet wide), to wit;

Along the Easterly side of said Broad Street, and along a bearing of South 14 degrees 30 minutes 00 seconds West (incorrectly described in Deed of Confirmation as "East"), a distance of 2527.570 feet to a point in the same, thence;

a.	Along a bearing of South 75 degrees 30 minutes 00 seconds East, a distance of 37.000 feet to a point, thence;
b.	Along a bearing of South 14 degrees 30 minutes 00 seconds West, a distance of 225.647 feet to a point, thence;
c.	Along a bearing of South 03 degrees 41 minutes 51 seconds East, a distance of 215.471 feet to a point, thence;
d.	Along the Southerly line of League Island Boulevard, variable width, not on city plan, not legally open, and along a bearing of South 73 degrees 08 minutes 17 seconds East, a distance of 120.591 feet to a point, thence;
e.	Continuing along the said Southerly line of League Island Boulevard and along a bearing of North 16 degrees 51 minutes 43 seconds East, a distance of 1.107 feet to a point, thence;
f.	Continuing along the said Southerly line of League Island Boulevard and along a bearing of South 75 degrees 29 minutes 32 seconds East, a distance of 538.400 feet to a point of curvature, thence;
g.	Continuing along the said Southerly line of League Island Boulevard and Southeasterly 480.981 feet along an arc of a curve concave to the Southeast, having a radius of 1,886.035 feet and a delta angle of 14 degrees 36 minutes 42 seconds, crossing Intrepid Avenue (85' wide, existing easement, not on city plan, not legally open) to its intersection with the Easterly line of Intrepid Avenue (said arc having a chord bearing of South 68degrees 11 minutes 10 seconds East, and a chord length of 479.678 feet from the last described point) thence;

h.	Along the Easterly line of Intrepid Avenue South 06 degrees 10 minutes 01 seconds West, a distance of 222.885 to a point, thence;
i.	Continuing along the same, Southwesterly 123.912 feet along an arc concave to the Southwest, having a radius of 192.500 feet and a delta angle of 36 degrees 52 minutes 52 seconds to a point in the same (said arc having a chord bearing of South 24 degrees 36 minutes 27 seconds West and a chord length 121,783 feet from the last described point) thence;
j.	Continuing along the same South 43 degrees 02 minutes 52 seconds West, a distance of 344.402 feet crossing Rouse Boulevard, (87'wide, existing easement, not on city plan, not legally open), thence;
k.	Continuing along the Southwest right of way line of said Rouse Boulevard and along a bearing of South 46 degrees 57 minutes 07 seconds East, a distance of 638,672 feet to the point and place of beginning,

BEGINNING at an Iron Pin Set at the intersection of the southerly side of Rouse Boulevard (87' Wide Easement) and the easterly side of Normandy Place (85' Wide Easement) said point being at the northwest corner of Parcel 7SS, thence;

1.	Southeasterly along said Rouse Boulevard, South 46° 57' 07" East, a distance of 266.587 feet to a point, thence;
2.	Southwesterly along the dividing line of Parcel A and Parcel B, South 43° 02' 54" 'Nest, a distance of 268.000 feet to a point, thence;
3.	Southeasterly along said dividing, South 46° 57' 07" East, a distance of 289.645 feet to a point on a curve on the westerly side of Constitution Avenue (65' Wide Easement), thence;
4.	Southwesterly along the side of Constitution Ave, on a curve to the right, having a radius of 466.473 feet, an arc length of 248.694 feet, a chord bearing of South 73° 59' 58" West, a chord distance of 245.758 feet to an iron pin, thence;
5.	Southwesterly along the side of Constitution Ave, South 89° 16' 21" West, a distance of 160.375 feet to an iron pin in the easterly sideline of South 11th Street, thence;
6.	Northwesterly along said sideline of South 1 Street, North 00° 38' 07" West, a distance of 454.673 feet to an iron pin in the southerly sideline of the aforementioned Normandy Place, thence;
7.	Northeasterly along said sideline of Normandy Place, North 43° 02' 48" East, a distance of 260,913 feet the point and place of BEGINNING.

Containing 167,705.0 square feet or 3.849977 acres of land, more or less.

EXHIBIT B

"Reconveyance Parcel"

350 ROUSE BOULEVARD

PHILADELPHIA NAVY SHIPYARD
CITY AND COUNTY OF PHILADELPHIA, PA

ALL THAT CERTAIN tract or parcel of land situate in The City and County of Philadelphia, Commonwealth of Pennsylvania, as described in a plan entitled "Subdivision Plan, 300 Rouse Boulevard", prepared by SAS-Geospatial, for OPA 478-8043300, dated 5/29/19 and last revised 8/28/19 and more particularly described as follows and to wit:

COMMENCING, for said Parcel 7SS, at a point on the Southwesterly side of Rouse Boulevard, (of variable width, existing easement, not on city plan, not legally open, referred to as Easement "F" on reference plan 3) and corner to the Southeasterly line of Normandy Place (85' wide, existing easement, not on city plan, not legally open, referred to as Easement "E" on reference plan 3), said point being measured the following twelve (12) courses, (course A through course L), from a point at the intersection of the Easterly right-of-way line of Broad Street (legally open, on city plan, variable width) and the Southerly right-of-way line of Paulson Avenue (legally open, on city plan, 120 feet wide), to wit,

a.	Along the Easterly side of said Broad Street, and along a bearing of South 14 degrees 30 minutes 00 seconds West (incorrectly described in Deed of Confirmation as "East"), a distance of 2527.570 feet to a point in the same, thence;
b.	Along a bearing of South 75 degrees 30 minutes 00 seconds East, a distance of 37.000 feet to a point, thence;
c.	Along a bearing of South 14 degrees 30 minutes 00 seconds West, a distance of 225,647 feet to a point, thence;
d.	Along a bearing of South 03 degrees 41 minutes 51 seconds East, a distance of 215.471 feet to a point, thence;
e.	Along the Southerly line of League Island Boulevard, variable width, not on city plan, not legally open, and along a bearing of South 73 degrees 08 minutes 17 seconds East, a distance of 120.591 feet to a point, thence;
f.	Continuing along the said Southerly line of League Island Boulevard and along a bearing of North 16 degrees 51 minutes 43 seconds East, a distance of 1.107 feet to a point, thence;
g.	Continuing along the said Southerly line of League Island Boulevard and along a bearing of South 75 degrees 29 minutes 32 seconds East, a distance of 538.400 feet to a point of curvature, thence;
h.	Continuing along the said Southerly line of League Island Boulevard and Southeasterly 480.981 feet along an arc of a curve concave to the Southeast, having a radius of 1,886.035 feet and a delta angle of 14 degrees 36 minutes 42 seconds, crossing Intrepid Avenue (85' wide, existing easement, not on city plan, not legally open) to its intersection with the Easterly line of Intrepid Avenue (said arc having a chord bearing of South 68degrees 11 minutes 10 seconds East, and a chord length of 479.678 feet from the last described point) thence;

i.	Along the Easterly line of Intrepid Avenue South 06 degrees 10 minutes 01 seconds West, a distance of 222.885 to a point, thence;
j.	Continuing along the same, Southwesterly 123.912 feet along an arc concave to the

Southwest, having a radius of 192.500 feet and a delta angle of 36 degrees 52 minutes 52 seconds to a point in the same (said arc having a chord bearing of South 24 degrees 36 minutes 27 seconds West and a chord length 121.783 feet from the last described point) thence;

k.Continuing along the same South 43 degrees 02 minutes 52 seconds West, a distance of 344.402 feet crossing Rouse Boulevard, (87'wide, existing easement, not on city plan, not legally open), thence;

1.Continuing along the Southwest right of way line of said Rouse Boulevard and along a bearing of South 46 degrees 57 minutes 07 seconds East, a distance of 1212.259 feet to the point and place of beginning.

BEGINNING at an Iron Pin Set at the intersection of the southerly side of Rouse Boulevard (87' Wide Easement) and the westerly side of Constitution Avenue (65' Wide Easement) said point being at the northeast corner of Parcel 7SS, thence;

1.	Southwesterly along the said Constitution Avenue, South 43° 02' 54" West, a distance of 141.947 feet to an iron pin and a point of curvature, thence;
2.	Along said Constitution Avenue on a curve to the right, having a radius of 466.473 feet, an arc length of 127.640 feet, a chord bearing of South 50° 53' 14" West, a chord distance of 127.242 feet to a point, thence;
3.	Northwesterly along the dividing line of Parcel A and Parcel B, said line being non-tangent to the previous course, North 46° 57' 07" West, a distance of 289.645 feet to a point, thence;
4.	Still along said dividing line, North 43° 02' 54" East a distance of 268,000 feet to a point in the aforementioned southerly side of Rouse Boulevard, thence;
5.	Southeasterly along the said Rouse Boulevard, South 46° 57' 07" East, a distance of 307,000 feet to the point and place of BEGINNING.

Containing 81,552.3 square feet or 1.87218 acres of land, more or less.